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                       BERGER INSTITUTIONAL PRODUCTS TRUST
                      BERGER/BIAM IPT - INTERNATIONAL FUND


                          SUPPLEMENT DATED MAY 5, 2000
                                       to
                          PROSPECTUS DATED MAY 1, 2000


         At a special meeting of shareholders of the Fund held on May 5, 2000, shareholders voted to approve a new Investment Advisory Agreement with Berger LLC as adviser and a new Sub-Advisory Agreement between Berger LLC and Bank of Ireland Asset Management (U.S.) (BIAM), under which BIAM will continue to be responsible for day-to-day management of the Fund's portfolio as sub-adviser.

         The new Agreements will result in a reduction of fees paid by the Fund and are scheduled to be effective May 12, 2000. Under the new Investment Advisory Agreement, the Fund would bear an investment advisory fee at the annual rate of 0.85% of the first $500 million of average daily net assets, 0.80% of the next $500 million, and 0.75% of all amounts in excess of $1 billion.

         The following changes will also occur effective May 12, 2000:

         o   The Fund will be renamed the Berger IPT - International Fund

         o   Berger LLC will become the Fund's administrator.

         The prospectus is amended accordingly to reflect all the foregoing changes.